SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


               Date of Report:  July 25, 1994



                     UNOCAL CORPORATION
                    -------------------

   (Exact name of registrant as specified in its charter)



              Delaware                 1-8483             95-3825062
- ---------------------------------------------------------------------------
  (State or other jurisdiction of    (Commission      (I.R.S. Employer
incorporation or organization)        File Number)     Identification No.)




1201 West Fifth Street, Los Angeles, California       90017
- ----------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code: (213) 977-7600

ITEM 5.   OTHER EVENTS

          On July 25, 1994, the following news release was issued:


          UNOCAL REPORTS $50 MILLION EARNINGS FOR SECOND QUARTER

     Los Angeles, July 25 -- Unocal Corporation today reported second quarter 1994 net earnings of $50 million, or 16 cents per common share, compared with $88 million, or 33 cents per common share, for the same period last year. Total revenues were slightly lower -- $2.05 billion versus $2.1 billion a year ago.
     Excluding the effect of special items (detailed in attached table), Unocal's earnings from operations for the second quarter were $65 million, or 23 cents per common share. This compares with operating earnings of $88 million, or 33 cents per common share, last year.
     For the first six months of 1994, Unocal's reported net earnings were $104 million, or 35 cents per common share. This compares with $99 million, or 34 cents per common share, for the same period a year ago. Revenues were $3.96 billion, down from $4.42 billion last year.
     Adjusting for special items, earnings from operations for the six months were $127 million, down from $186 million last year. Adjusted earnings per common share were 45 cents, down from 70 cents last year.
     Roger C. Beach, Unocal chief executive officer, said the company's worldwide crude oil and natural gas production were both up 7 percent from last year's second quarter. He noted that domestic gas production, which has been a major focus of Unocal's accelerated development program, was 1,119 million cubic feet per day, up 22 percent from last year's second quarter.
     "Operating earnings were lower, however, because commodity prices trailed behind the year-ago levels," Beach said.
     He added that crude oil prices have strengthened since the middle of the second quarter. "Continued improvements in commodity prices, combined with increasing production levels, would benefit Unocal in the future," he said.
     Beach said that Unocal's worldwide average crude oil sales price was $13.92 per barrel in the second quarter, compared with $11.32 in the first quarter and $15.93 a year ago. The company's worldwide average natural gas sales price was $1.89 per thousand cubic feet (mcf), compared with $2.04 per mcf in the previous quarter and $2.08 per mcf in the second quarter 1993.
     Cash flows from operations in the second quarter, before working capital changes, were $353 million, up from $351 million last year.

     Capital expenditures for the second quarter were $254 million, down from $297 million in the same period a year ago. Beach said that total capital expenditures for the year are expected to range from $1.3 billion to $1.4 billion under current crude oil price situations.

SECOND QUARTER OPERATIONS
- -------------------------
     Exploration and production earnings were $79 million, down from $113 million a year ago. The lower earnings were due principally to lower crude oil and natural gas prices, which remained below year-ago levels. This was partially offset by higher worldwide crude oil and natural gas production. Adjusted for special items, earnings from petroleum exploration and production operations were $92 million, compared with $122 million in the same period a year ago.
     Earnings from refining, marketing and transportation were $38 million, down from $46 million in the second quarter a year ago, when the company recorded gains from asset sales. Adjusting for special items, operating earnings from the downstream segment were $37 million, up from $32 million last year. Despite the improvement in operating earnings, West Coast product margins continued to lag behind last year.
     Chemicals earnings were $13 million, down from $16 million in the second quarter 1993 due principally to lower petroleum coke earnings.
     Geothermal earnings were $9 million, compared with $6 million a year ago. The improved earnings were due to adjustments in the depreciation schedule to reflect the longer productive life of The Geysers geothermal project in Northern California.
     Net expense for corporate and other was $89 million in the second quarter of 1994. This compares with an expense of $93 million in the same period of 1993. Adjusted for special items, net expense for corporate and other was $86 million, compared with $88 million last year.


                   ------------------------------------

                                   UNOCAL CORPORATION
                        1994 EARNINGS PRESS RELEASE SUPPLEMENT
                          SPECIAL ADJUSTMENTS - CONSOLIDATED
                                      (UNAUDITED)
                                                                 For the Three Months         For the Six Months
                                                                      Ended June 30              Ended June 30
                                                                 1994           1993          1994          1993
                                                                ------         ------        ------        ------
                                                                   Dollars in millions except per share amounts
 Reported Earnings                                                $50            $88          $104           $99
 Less: Special items
    Cumulative effect of accounting changes
          - for postretirement health care costs (SFAS 106)         -              -             -          (121)
          - for postemployment benefits (SFAS 112)                  -              -             -            (9)
    Write-down of investment and provision for abandonment
        and remediation of the Guadalupe oil field                 (4)             -           (27)            -
    Litigation                                                      -             (8)          (17)           (9)
    MESA  settlement                                                -              -            24             -
    Asset sales                                                    (6)            10             2            57
    Other                                                          (5)            (2)           (5)           (5)
- -------------------------------------------------------------------------------------------------------------------
      Total Special Items                                         (15)             -           (23)          (87)
- -------------------------------------------------------------------------------------------------------------------
 Adjusted Earnings                                                 65             88           127           186
 Less: Dividends on preferred stock                                 9              9            18            18
- -------------------------------------------------------------------------------------------------------------------
 Adjusted Earnings Applicable to Common Shares                    $56            $79          $109          $168
- -------------------------------------------------------------------------------------------------------------------
 Adjusted Earnings per Common Share                             $0.23          $0.33         $0.45         $0.70


                                UNOCAL CORPORATION
                      1994 EARNINGS PRESS RELEASE SUPPLEMENT
           SPECIAL  ADJUSTMENTS  ALLOCATED  BY  BUSINESS  SEGMENTS
                                    (UNAUDITED)
                                                                 For the Three Months         For the Six Months
                                                                      Ended June 30              Ended June 30
                                                                 1994           1993          1994          1993
                                                                ------         ------        ______        ______
                                                                    Dollars in millions except per share amounts

 U.S.  PETROLEUM  EXPLORATION  AND  PRODUCTION
 Reported Earnings                                                $45            $66           $70          $153
 Less special items:
    Write-down of investment and provision for abandonment
        and remediation of the Guadalupe oil field                 (4)             -           (27)            -
    Asset sales                                                    (9)            (4)           (2)           18
- -------------------------------------------------------------------------------------------------------------------
      Adjusted U.S. E&P Earnings                                  $58            $70           $99          $135
- -------------------------------------------------------------------------------------------------------------------

 FOREIGN  PETROLEUM  EXPLORATION  AND  PRODUCTION
 Reported Earnings                                                $34            $47           $80          $102
 Less special items:
    Asset sales                                                     -             (5)            -            (5)
- -------------------------------------------------------------------------------------------------------------------
      Adjusted Foreign E&P Earnings                               $34            $52           $80          $107
- -------------------------------------------------------------------------------------------------------------------

 REFINING,  MARKETING  AND  TRANSPORTATION
 Reported Earnings                                                $38            $46           $79           $94
 Less special items:
    Asset sales                                                     1             15             1            15
    Litigation                                                      -             (1)            -            (1)
- -------------------------------------------------------------------------------------------------------------------
      Adjusted R,M&T Earnings                                     $37            $32           $78           $80
- -------------------------------------------------------------------------------------------------------------------

 CHEMICALS
 Reported Earnings                                                $13            $16           $22           $28
 Less special items:
    Asset sales                                                     -              -             -            (1)
- -------------------------------------------------------------------------------------------------------------------
      Adjusted Chemicals Earnings                                 $13            $16           $22           $29
- -------------------------------------------------------------------------------------------------------------------

 GEOTHERMAL
 Reported Earnings                                                 $9             $6           $14           $38
 Less special items:
    Asset sales                                                     -              -             -            26
- -------------------------------------------------------------------------------------------------------------------
      Adjusted Geothermal Earnings                                 $9             $6           $14           $12
- -------------------------------------------------------------------------------------------------------------------

 CORPORATE  AND  OTHER
 Reported Earnings                                               ($89)          ($93)        ($161)        ($186)
 Less special items:
    MESA  settlement                                                -              -            24             -
    Litigation                                                      -             (8)          (17)           (8)
    Asset sales                                                     2              4             3             4
    Other                                                          (5)            (1)           (5)           (5)
- -------------------------------------------------------------------------------------------------------------------
      Adjusted Corporate and Other                               ($86)          ($88)        ($166)        ($177)
- -------------------------------------------------------------------------------------------------------------------
 Total Adjusted Earnings                                          $65            $88          $127          $186
 Less: Dividends on preferred stock                                 9              9            18            18
- -------------------------------------------------------------------------------------------------------------------
 Adjusted Earnings Applicable to Common Shares                    $56            $79          $109          $168
- -------------------------------------------------------------------------------------------------------------------
 Adjusted Earnings per Common Share                             $0.23          $0.33         $0.45         $0.70


         NEWS RELEASE                                                                 UNOCAL CORPORATION

         FINANCIAL DATA
         (UNAUDITED)


                                                                              For the Three Months    For the Three Months
                                                                                  Ended June 30           Ended June 30
                                                                             ---------------------    ---------------------
         Dollars in millions except per share amounts                            1994         1993        1994        1993
         ------------------------------------------------------------------------------------------------------------------
         Total revenues (a)                                                    $2,045       $2,098      $3,961      $4,416
         Costs and other deductions (a)                                         1,949        1,938       3,760       4,006
                                                                             ----------------------------------------------
         Earnings before income taxes                                              96          160         201         410
         Income taxes                                                              46           72          97         181
                                                                             ----------------------------------------------
         Earnings before cumulative effect of accounting changes                   50           88         104         229
         Cumulative effect of accounting changes                                    -            -           -        (130)
                                                                             ----------------------------------------------
         Net earnings                                                             $50          $88        $104         $99
         Dividends on preferred stock                                               9            9          18          18
                                                                             ----------------------------------------------
         Net earnings applicable to common shares                                 $41          $79         $86         $81


         Earnings per common share: (b)
             Before cumulative effect of accounting changes                     $0.16        $0.33       $0.35       $0.88
             Cumulative effect of accounting changes                                -            -           -       (0.54)
                                                                             ----------------------------------------------
         Net earnings                                                           $0.16        $0.33       $0.35       $0.34

         (a) Includes consumer excise taxes of                                   $234         $177        $457        $414
         (b) Based on weighted average common shares outstanding                  242          241         242         240
             (in millions)

- ----------------------------------------------------------------------------

         NET EARNINGS BY BUSINESS SEGMENT
         (UNAUDITED)

                                                                              For the Three Months    For the Three Months
                                                                                  Ended June 30           Ended June 30
                                                                             ----------------------    ---------------------
         Millions of dollars                                                     1994         1993        1994        1993
- -------------------------------------------------------------------------------------------------------------------------------
         Petroleum
             Exploration and Production
              United States                                                       $45          $66         $70        $153
              Foreign                                                              34           47          80         102
             Refining, Marketing and Transportation (a)                            38           46          79          94
         Chemicals                                                                 13           16          22          28
         Geothermal                                                                 9            6          14          38
         Corporate and Other (b) (c)                                              (89)         (93)       (161)       (186)
                                                                             --------------------------------------------------
                 Sub-total                                                         50           88         104         229
         Cumulative effect of accounting changes                                    -            -           -        (130)
                                                                             --------------------------------------------------
                 Total                                                            $50          $88        $104         $99

         (a) Includes equity in earnings of affiliates (after-tax) of             $18          $16         $33         $29
         (b) Includes net interest expense (after-tax) of                        ($44)        ($46)       ($90)       ($98)
         (c) Includes minerals and real estate operations.

         NEWS RELEASE                                                      UNOCAL CORPORATION

         OPERATING HIGHLIGHTS
         (UNAUDITED)
                                                                 For the Three Months       For the Six Months
                                                                    Ended June 30             Ended June 30
                                                                 --------------------       --------------------
                                                                    1994         1993        1994          1993
- --------------------------------------------------------------------------------------------------------------------
         Net daily production (a)
              Crude oil and condensate (thousand barrels):
                        United States                              139.8        148.2       140.9         150.4
                        Foreign:
                             Far East                               86.3         68.3        81.9          68.6
                             Other                                  37.6         28.9        37.7          30.2
                                                                 -----------------------------------------------
                       Total Foreign                               123.9         97.2       119.6          98.8
- ----------------------------------------------------------------------------------------------------------------
                  Worldwide                                        263.7        245.4       260.5         249.2

              Natural gas (million cubic feet):
                        United States                              1,119          916       1,118           918
                        Foreign:
                             Far East                                573          645         581           643
                             Other                                    34           47          66            57
                                                                 -----------------------------------------------
                       Total Foreign                                 607          692         647           700
- ----------------------------------------------------------------------------------------------------------------
                  Worldwide                                        1,726        1,608       1,765         1,618

              Natural gas liquids (thousand barrels)                21.9         19.6        20.6          19.6

              Geothermal (million kilowatt-hours)                   20.7         19.5        20.1          20.8


         Average sales prices
              Crude oil and condensate (per barrel):
                        United States                             $13.59       $15.47      $12.03        $14.92
                        Foreign:
                             Far East                             $14.39       $16.31      $13.83        $13.47
                             Other                                $14.41       $17.82      $13.28        $17.46
                       Total Foreign                              $14.40       $16.82      $13.61        $16.42

- ----------------------------------------------------------------------------------------------------------------
                  Worldwide                                       $13.92       $15.93      $12.64        $15.41

              Natural gas (per mcf):
                        United States                              $1.84        $2.07       $1.96         $1.94
                        Foreign:
                             Far East                              $1.99        $2.10       $2.00         $2.10
                             Other                                 $1.84        $1.77       $1.79         $1.50
                       Total Foreign                               $1.99        $2.09       $1.98         $2.03

- ----------------------------------------------------------------------------------------------------------------
                  Worldwide                                        $1.89        $2.08       $1.97         $1.98

          (a) Includes net profits type agreements on a gross basis.

         NEWS RELEASE                                   UNOCAL CORPORATION

         OPERATING HIGHLIGHTS
         (UNAUDITED)


                                                                            For the Three Months      For the Six Months
                                                                               Ended June 30            Ended June 30
                                                                           ---------------------      -------------------
                                                                             1994          1993        1994         1993
- --------------------------------------------------------------------------------------------------------------------------
         Input to crude oil processing units (thousand barrels daily) (a)     305           292         300          286

         Sales of petroleum products (thousand barrels daily) (a)             309           331         308          355

         Capital expenditures (millions of dollars)                           254           297         518          489

         Exploration expense (millions of dollars)                             29            28          54           55

         Dry hole costs (millions of dollars)
                     United States                                              6            11          21           16
                     Foreign                                                    4            (1)         13            2
                                                                           -----------------------------------------------
                              Total                                            10            10          34           18

         Depreciation, Depletion & Amortization                               267           238         539          472

         Cash flows from operating activities (millions of dollars)
                     Excluding working capital changes                        353           351         703          714
                     Including working capital changes                        240           188         528          493

         Pretax proceeds from asset sales (millions of dollars)                17           226          55          546


         (a) Includes the company's 50% equity portion of The UNO-VEN Company.


                                 SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                        (Registrant)






Dated:  July 25, 1994            By:  /s/CHARLES S. MCDOWELL
- ---------------------                 -----------------------
                                      (Charles S. McDowell,
                                       Vice President and Comptroller)